UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

RED ROBIN GOURMET BURGERS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-49916	84-1573084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On April 11, 2005, Red Robin Gourmet Burgers, Inc. (the “Company”) received a letter from The Nasdaq Stock Market’s Listing Qualifications Department advising the Company that the Company had evidenced compliance with all requirements for continued listing on The Nasdaq National Market and that the fifth character, “E,” would be removed from the Company’s trading symbol effective the opening of trading on Wednesday, April 13, 2005.

The Company issued a press release reporting its compliance with The Nasdaq Stock Market’s requirements for continued listing on The Nasdaq National Market. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Red Robin Gourmet Burgers, Inc., Press Release, dated April 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC., a Delaware corporation

	By:	/s/ James P. McCloskey
Date: April 12, 2005		James P. McCloskey, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Red Robin Gourmet Burgers, Inc., Press Release, dated April 12, 2005